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                                                                   Exhibit 99.3

                                URS CORPORATION
                         Notice Of Guaranteed Delivery

  This form or one substantially equivalent to this form must be used to accept the offer (the "Exchange Offer") of URS Corporation to exchange an aggregate principal amount of up to $200,000,000 of its 12 1/4% Senior Subordinated Exchange Notes due 2009 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 12 1/4% Senior Subordinated Notes due 2009 (the "Old Notes"), which were issued in an offering under Rule 144A of the Securities Act that were not registered under the Securities Act. The Exchange Offer will expire at 5:00 p.m., New York City time, on September 16, 1999, unless extended (as it may be extended, the "Expiration Date"). As described in the enclosed Prospectus, dated August 18, 1999 (the "Prospectus"), if you are a registered holder of Old Notes and wish to tender your Old Notes, but (1) the certificates for Old Notes are not immediately available, (2) time will not permit your certificates for Old Notes or other required documents to reach Firstar Bank of Minnesota, N.A., as exchange agent (the "Exchange Agent"), before the Expiration Date or (3) the procedure for book-entry transfer cannot be completed before the Expiration Date, you may effect a tender of your Old Notes if (1) the tender is made through an Eligible Guarantor Institution (as defined in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes");
(2) prior to the Expiration Date, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, and the amount of Old Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery. These documents may be sent by overnight courier, registered or certified mail or facsimile transmission. If you elect to use this procedure, you must also guarantee that within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes") of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company (including the Agent's Message (as defined in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes") that forms a part of the Book-Entry Confirmation), as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and
(3) the Exchange Agent receives the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company, as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other required documents or, in the case of a Book-Entry Confirmation, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent's Message instead of the Letter of Transmittal, in each case, within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

         Delivery to: Firstar Bank of Minnesota, N.A., Exchange Agent

  By Regular or Certified Mail:              By Facsimile:                By Overnight Courier or Hand:
                                  (Eligible Guarantor Institutions Only)
 Firstar Bank of Minnesota, N.A.     Firstar Bank of Minnesota, N.A.     Firstar Bank of Minnesota, N.A.
      101 E. Fifth Street                 101 E. Fifth Street                 101 E. Fifth Street
   St. Paul, Minnesota 55101            St. Paul, Minnesota 55101           St. Paul, Minnesota 55101
    Attention: Frank Leslie              Attention: Frank Leslie             Attention: Frank Leslie
                                           Fax: (651) 229-6415

                                        To Confirm by Telephone
                                        or for Information Call:

                                     Firstar Bank of Minnesota, N.A.
                                         101 E. Fifth Street
                                      St. Paul, Minnesota 55101
                                       Attention: Frank Leslie
                                       Phone: (651) 229-2600

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

  Delivery of a Letter of Transmittal or Agent's Message to an address other than the address listed above or transmission of instructions by facsimile other than as set forth above is not valid delivery of the Letter of Transmittal or Agent's Message.

Ladies and Gentlemen:

  Subject to the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to URS Corporation the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under the caption "The Exchange Offer-- Guaranteed Delivery Procedures."

--------------------------------------------------------------------------------
     Principal Amount of Old Notes       If Old Notes will be delivered by
              Tendered:*                 book-entry transfer to The
 $____________________________________   Depository Trust Company, provide
 Certificate Nos. (if available):        account number.


_______________________________________  Account Number_______________________

  Total Principal Amount Represented
                  by
       Old Notes Certificate(s):

 $____________________________________

-------------------------------------------------------------------------------
  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
-------------------------------------------------------------------------------

                               PLEASE SIGN HERE

X ____________________________       ____________

X ____________________________       ____________
    Signature(s) of Owner(s)              Date
    or Authorized Signatory

    Area Code and Telephone Number: (   )
                                    -------------

  Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

--------
* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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

                     Please print name(s) and address(es)


Name(s):
             ___________________________________________________________________
             ___________________________________________________________________
             ___________________________________________________________________

Capacity:
             ___________________________________________________________________

Address(es):
             ___________________________________________________________________
             ___________________________________________________________________
             ___________________________________________________________________

                                   GUARANTEE
                   (Not to be used for signature guarantee)

  The undersigned, an Eligible Guarantor Institution, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three NYSE trading days after the Expiration Date.

_____________________________________     _____________________________________
            Name of Firm                          Authorized Signature


_____________________________________     _____________________________________
             Address                                     Title



_____________________________________     Name: _______________________________
              Zip Code                              (Please Type or Print)


Area Code and Tel. No. ______________     Dated: _______________________________

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

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